EXHIBIT 23




                      CONSENT OF INDEPENDENT AUDITORS

                  We consent to the use of our report dated December 15, 2000, included in this Annual Report (Form 10-K), for the fiscal year ended October 31, 2000, of UST Private Equity Investors Fund, Inc.

                                                              ERNST & YOUNG LLP


New York, New York

January 26, 2001


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